ELSINORE CORPORATION,

                                     Issuer

                                       and

                           THE GUARANTORS NAMED HEREIN

                                       and

                        FIRST TRUST NATIONAL ASSOCIATION
                                     Trustee
                             -----------------------




                               FIRST SUPPLEMENTAL

                              AMENDED AND RESTATED

                                    INDENTURE




                         Dated as of September 18, 1997





                              -----------------------




                                                    $30,000,000




                     13 1/2% Second Mortgage Notes due 2001







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                                                       - 2 -
         This FIRST SUPPLEMENTAL AMENDED AND RESTATED INDENTURE ("Supplemental Indenture"), dated as of September 18, 1997, between ELSINORE CORPORATION, a Nevada corporation (the "Company"), the GUARANTORS referred to below and FIRST TRUST NATIONAL ASSOCIATION, a national association, as Trustee (individually a "Party" and collectively the "Parties").

         The Parties entered into that certain Amended and Restated Indenture dated as of March 3, 1997 (the "Indenture").

         NOW, THEREFORE, pursuant to Section 10.1 of the Indenture, the Parties do hereby amend the Indenture as follows:

         Sections C and E of the Factual Background in the Indenture are amended to read in full as follows:

                           "C. On October 31, 1995,  the Company filed a Chapter
                  11 bankruptcy reorganization case in the United States Bankruptcy Court for the District of Nevada (the `Court'), Case No. 95-24685 RCJ. On August 9, 1996, the Court entered its Order Confirming Chapter 11 Plan of Reorganization (the `Order') confirming the Plan of Reorganization (the `Plan') identified in the Order. The Order provided that the Confirmation Date under the Plan would be August 12, 1996 (the `Confirmation Date')."

                           "E.  The  Parties  desire  to amend and  restate  the
                  Indenture to provide, among other things, for the issuance of Amended and Restated Notes in the aggregate principal amount of $30,000,000. The Amended and Restated Notes will bear interest at 13 1/2% from August 12, 1996 and will mature on August 20, 2001. Each of the Original Notes shall be exchanged for an Amended and Restated Note in a principal amount equal to 52.631579% of the unpaid principal of the Original Note."


         Except as amended herein, the Indenture shall remain in full force and effect.

                                    SIGNATURE

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first written above.

                                            ELSINORE CORPORATION


                                            By: ______________________________
                                            Name:    Jeffrey T. Leeds
                                            Title:   President


                                    FIRST TRUST NATIONAL ASSOCIATION, as Trustee


                                             By: ______________________________
                                             Name:    Timothy J. Sandell
                                             Title:   Vice President


         GUARANTORS:                         ELSUB MANAGEMENT CORPORATION



                                             By: ______________________________
                                             Name:    Edward M. Nigro
                                             Title:   President

                                             FOUR QUEENS, INC.


                                             By: ______________________________
                                             Name:    William Westerman
                                             Title:   President


                                             PALM SPRINGS EAST, LIMITED
                                             PARTNERSHIP

                              BY: ELSUB MANAGEMENT CORPORATION, its general partner


                                              By: ______________________________
                                              Name:    Edward M. Nigro
                                              Title:   President


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